UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 6, 2007
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)
562.552.9400
(Registrant’s Telephone Number, Including Area Code)
19500 Rancho Way, Suite 116, Rancho Dominguez, CA 90220 USA
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
June 6, 2007
Item 8.01. Other Events
UTi Worldwide Inc., a British Virgin Islands corporation, which we refer to as the company, is furnishing updates for the results of its reportable segments for each of the three-month periods ended April 30, 2006 and 2005, July 31, 2006 and 2005, October 31, 2006 and 2005 and January 31, 2007 and 2006. The company is providing the updates to reflect a change in the reportable segments presented by the company that occurred in the fiscal year ending January 31, 2008. The reclassified reportable segments are attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information contained in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
These changes and reclassifications had no effect on the company’s reported net earnings or net earnings per basic and diluted share.
During the first quarter of fiscal 2008, we announced several organizational updates, changes, and management appointments in support of CLIENTasONE, our new five year strategic plan. Following these changes, our chief operating decision maker no longer reviews the operating results of the company based on the four geographic segments, formerly comprised of Europe, the Americas, Asia Pacific, and Africa. As a result, the company’s financial information will now be reported within the following eight reportable segments, with an explanation of the changes, if any, from the company’s reportable segments as of January 31, 2007.
EMENA
The EMENA segment includes airfreight forwarding, ocean freight forwarding, customs brokerage, contract logistics, distribution and other services located in Europe, the Middle East and Northern Africa. The EMENA segment is comprised of the same operations as the former Europe segment. Only the name of the segment has been updated.
Americas Freight Forwarding
The Americas Freight Forwarding segment includes airfreight forwarding, ocean freight forwarding, and customs brokerage services located in North and South America. The Americas Freight Forwarding and Americas Contract Logistics and Distribution segments were combined in the Americas geographic segment in prior periods.
Americas Contract Logistics and Distribution
The Americas Contract Logistics and Distribution segment includes contract logistics, distribution and other services located in North America. The Americas Contract Logistics and Distribution and Americas Freight Forwarding segments were combined in the Americas geographic segment in prior periods.

Asia Pacific
The Asia Pacific segment includes airfreight forwarding, ocean freight forwarding, customs brokerage, contract logistics, distribution and other services located in the Asia Pacific segment, not including those services located in the Greater China segment. This segment was combined with the Greater China segment in prior periods.
Greater China
The Greater China segment includes the airfreight forwarding, ocean freight forwarding, customs brokerage, contract logistics, distribution and other services located in Greater China. This segment was combined with the Asia Pacific segment in prior periods.
Africa
The Africa segment includes airfreight forwarding, ocean freight forwarding, customs brokerage, contract logistics, distribution and other services located in Africa, not including African operations included in the Global Specialized Solutions segment. Certain operations included in the Global Specialized Solutions segment were included in this segment in prior periods.
Global Specialized Solutions
The Global Specialized Solutions segment includes certain contract logistics and distribution operations with unique, complex and integrated supply chain requirements. Certain of these operations were included in the Africa segment in prior periods.
Corporate
Corporate includes the corporate office, eliminations, and other entries. There were no changes to the Corporate segment.
For segment reporting purposes by geographic region, gross airfreight and ocean freight forwarding revenues for the movement of goods is attributed to the country where the shipment originates. Gross revenues, as well as net revenues, for all other services are attributed to the country where the services are performed. Net revenues for airfreight and ocean freight forwarding related to the movement of goods are prorated between the country of origin and the destination country, based on a standard formula.
Gross and net revenue attributable to the Company’s principal services
Also during the first quarter of fiscal 2008, as a result of the increased proportions of distribution revenue, primarily due to our acquisition of Market Industries, Ltd. in March 2006, we changed our disclosure of gross revenues and net revenues by the company’s principal services. As a result, Distribution revenues are now separately reported. In previous periods Distribution revenues have been combined with Other revenues. Distribution revenues include our North American ground transportation revenues. Additionally, in connection with this change, certain related revenues previously included in our Contract Logistics services have been reclassified to Distribution. There are no changes in Airfreight forwarding, Ocean freight forwarding, and customs brokerage revenues.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

99.1	Quarterly Segment Reporting
Safe Harbor Statement
Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including integration risks associated with acquisitions, the ability to retain customers and management of acquisition targets; a challenging operating environment; increased competition; the impact of higher fuel costs; the effects of changes in foreign exchange rates; changes in the company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by epidemics, conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: June 6, 2007	By:	/s/ Lawrence R. Samuels
Lawrence R. Samuels
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Quarterly Segment Reporting